FEDERATED PENNSYLVANIA MUNICIPAL INCOME FUND
(formerly, Pennsylvania Municipal Income Fund)
(A Portfolio of Municipal Securities Income Trust)
Class A Shares

SUPPLEMENT TO PROSPECTUS DATED MARCH 4, 1997
     Effective August 1, 1997, the program allowing an exemption from the front-end sales charge for purchases of Class A Shares of the Fund with proceeds from redemptions of unaffiliated investment companies (the `NAV Exchange Program'') will be discontinued. Please delete all references to the NAV Exchange Program where they appear in the Fund's prospectus. Of course, other exemptions from the sales charge may apply. See the section entitled `Eliminating/Reducing the Sales Charge.''
                                                              July 30, 1997
FEDERATED INVESTORS
Federated Securities Corp. Distributor


Cusip 625922505
G01058-09 (7/97)